Exhibit 99.1

1 Lehman Brothers 19th Annual CEO Energy / Power Conference September 7, 2005 Mike McShane, Chairman and CEO Matt Fitzgerald, Senior Vice President and CFO

The information in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, Grant Prideco's prospects for its operations and future demand for its products and services, all of which are subject to certain risks, uncertainties and assumptions. These risks, uncertainties and assumptions include those included in our Annual Report on Form 10K and quarterly reports on Form 10Q, and include risks and uncertainties relating to declines in domestic and worldwide drilling activity, economic downturns, increases in raw material prices, interruptions in raw material supplies, intellectual property protection, our ability to increase manufacturing capacity, international operations, product liabilities associated with our products, environmental and health and safety laws, domestic trade laws and disputes, future write-offs associated with rationalizations and operational changes, and unexpected write-offs associated with international receivables. In addition, many of the forward- looking statements made in this presentation relate to synergies and benefits we expect to receive from acquisitions and operational rationalizations that we have made. Such benefits are only estimates and are thus subject to our ability to successfully manage and integrate such operations into our existing operations and the accuracy of our assumptions relating to manufacturing efficiencies and market growth. Forward-Looking Statements

Drilling Products Accelerating Demand for Drill Pipe Record Backlog Anticipating Orders for New and Refurbished Rigs Successful "Intelliserv" Field Tests Tubular Technologies Strong Demand for Premium Tubulars and Services New Product Introductions Cost Efficiencies ReedHycalog Continued New Product Successes Complimentary "Tuck-In" Acquisitions Singapore Manufacturing Expansion LTM 6/30/05 Revenues = $1,138.5 Million Recent Highlights Drilling Products & Services $503.2 Million (44%) ReedHycalog(tm) $354.8 Million (31%) Tubular Technology & Services $280.4 Million (25%)

Product Realignment Strategy Providing Better Performance Through the Cycle



Quarterly Revenues
$300
$250
$200
$150
$100
$50
$0
ReedHycalog
China
Grant Prideco*
2000
2001
2002
2003
2004
2005
Quarterly EBITDA**
$85
$70
$55
$40
$25
$10
($5)
China and ReedHycalog Acquisitions Improved Trough EBITDA by 242%
ReedHycalog
China
Grant Prideco*

* Represents legacy Grant Prideco, included Texas Arai prior to its divestiture in 1Q 2005, and the contributions from China and ReedHycalog.
** EBITDA calculated as operating income from continuing operations, excluding charges, plus DD&A (refer to Attachment A).

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GRANTPRIDECO

2005 - Opportunities & Objectives Pricing Improvement Cyclical Recovery in Drill Pipe Demand Manufacturing and Operating Expense Efficiencies Realization of Acquisition / Investment Benefits New Product Introductions

Drilling Products Strategy Manufacturing Optimization Premium Products Development Optimize Market Positioning Capacity Leader Technology Leader "Service" Leader Recent Price Book Increases Grant Prideco OMSCO V&M SMFI Texas Steel Daido Drilco Tagenrok Sinarsky BHNKK Republica OTHER Market Share 299 61 57 49 19 24 16 24 24 14 14 23.1 Limited Distribution Estimated Worldwide Market $800 Million - $1.2 Billion Drilling Products Market Pending Merger

Supply / Demand Fundamentals Favor Strong Drill Pipe Demand Depleted Customer Inventories Rig Activity Continues to Grow Rig Refurbishments and New Builds Estimated 60-70 Refurbished Land Rigs Scheduled* Estimated 90 New Land Rigs on Order* Estimated 9 New Semi-Submersibles on Order * Estimated 33 New Jack-Ups on Order** Estimated Drill Pipe Market Value of over $200 million*** *Bank of America Estimate **"Offshore" Magazine Estimate ***Assumes Numbers Are Net Additions Delivery by Year (New Builds Only) Number of Rigs

Backlog Dollars - Almost Double Prior Peak 6/30/2001 9/30/2001 12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 3/31/2005 6/30/2005 Drilling Products & Services 213.18 158.4 98.5 73.6 92.8 75.1 56.2 72 81 90 80 141.7 157.4 174.2 210 274.7 330.878 Tubular Technology & Services 51.389 50.2 41.5 40.1 47.2 33.3 27.9 35 40 34 40 62.6 62.7 65.7 81.9 135.9 169.43 Other 5.57 5.3 4.7 3.1 3.1 2.7 3.1 0 0 0 0 0 0 0 0 0 0 Total 272 213.9 144.7 116.8 143.1 111.1 87.2 107 121 124 120 204.4 220.1 239.9 291.9 410.7 500.308 Increased Drilling Driving Demand 474% Increase Other Tubular Technology & Services Drilling Products & Services $270 $213 $107 $121 $124 $120 $204 $117 $143 $111 $87 $145 $220 Backlog ($ in Millions) $240 $292 $411 $500

Drill Pipe Backlog Sets New Record Drill Pipe Backlog Dollars Up 55% Drill Pipe Footage Backlog Up 15% Drill Pipe Price/Foot Up 36% Steel Price Recovery 11% Net Price Increase 25% June '05 Prior Peak 5.5 6.3 Drill Pipe Footage in Backlog (In Millions of Feet) Drilling Product Backlog ($ in Millions)

Drill Pipe Production & Capacity Drill Pipe Production Quarterly Production Capacity 1Q '03 2Q '03 3Q '03 4Q '03 1Q '04 2Q '04 3Q '04 4Q '04 1Q '05 2Q '05 3Q '05 4Q '05 1Q '06 2Q '06 Consol. Drill Pipe Production 1.53 1.68 1.75 1.78 1.91 2 2.23 2.23 2.32 2.53 - - - - Production Capacity 3.75 3.75 3.75 3.75 3 3 3 3 3 3 3 3.15 3.15 3.5 Re-activate Vera Cruz Weld Line - Post-Weld Finishing (In-Line) - Post-Weld Finishing (Off-Line) (Feet in Millions) Closed Canadian Facility

ReedHycalog Strategy Roller Cone Product-line Improvements Realization of "Tuck-In" Acquisitions / Investment Benefits Operating Expense Efficiencies Reed-Hycalog Security Smith Hughes Others 0.21 0.17 0.27 0.27 0.08 ReedHycalog Security Hughes Smith Others Drill Bit Market Estimated Worldwide Market $1.5 - $1.6 Billion in 2004

Acquisitions / Capital Investment Investment Anticipated Recent Acquisitions to Date EBITDA* Novatek $21 $ 5 - $ 6 (PDC Manufacturer) DPI 17 5 (Bi-Center Bits) Singapore Expansion 10 3 - 4 (Roller Cone Bits) Corion Diamond Products 17** 6 (Coring Bits) Total $65 $19 - $21 * Company estimate (annual basis). ** Additional earn-out potential of up to $9.5 million. ($ in Millions)

Continuing Improvement at ReedHycalog Revenues EBITDA* Purchased 219.12 48.981 Market Growth & Growth 135.67 35.242 PF Acquisitions 28 17.6 * Defined as Operating Income plus DD&A. Purchased Business Market Share & Growth PF Acquisitions Purchased Business Improvements PF Acquisitions LTM 6/30/05 69% Increase 94% Increase

Recent ReedHycalog Margin Focus Yields Results 2005 Operating Income Target: 25% or Above Operating Margin % Op. Income ($ in thousands) * Includes a $1.8 million write-off of receivables primarily associated with operations in Venezuela. * Target

Tubular Technology & Services TCA (Seamless Tubular Processing) $106.7 Million (38%) XL (Marine Connections) $78.9 Million (28%) Tube-Alloy (Accessory Manufacturing & Threading) $40.5 Million (14%) Premium Threading & Connections $54.3 Million (19%) Market Drivers Deep Gas Drilling Gulf of Mexico International Offshore (XL, Tube-Alloy) LTM 6/30/05 Revenues = $280.4 Million Premium Threading Tube-Alloy TCA XL 54.267 40.469 106.728 78.934

Tubular Technology Transition 2003 - 2004 Product-line Rationalization / Evaluation Overhead Reductions 2005 - Forward Recovering Market Improved Pricing & Visibility Premium Threading Backlog Exceeding 18-20 Weeks TCA Benefits from Tight Mill Utilization Product Expansion Opportunities (XL) Improved Manufacturing Processes

XL Systems - Viper Invoiced Revenue - $9,000,000 YTD Viper Backlog - $33,000,000 (orders) Opportunities - (39) Active Projects Productivity Booster (Time, Quality, Capital) Reduction in Weld Rejects (.5% GRP vs. 5% Industry) Portability Advantage Welding Time Comparison (1 Hour vs. 4 Hours) Stingray Welding Makes It Possible VIPER

Strategy Yields Record Margins Despite Low GOM Activity * Excludes contributions of Texas Arai, which was divested during 1Q 2004. Quarterly Revenues Operating Margin % Qtrly Revenues ($ in thousands) Gulf of Mexico Rig Count

Financial

Recent Highlights Record Revenues and Earnings Margin Expansion Through: Pricing Efficiencies Volumes Restructured Balance Sheet Significantly Reduced Interest Expense Improved Flexibility Rating Agency Upgrades

Quarterly Overview * Excluding special items (refer to Attachment A). Full Year Earnings Guidance: $1.60 - $1.65 per share

Restructured Balance Sheet Improves Performance & Flexibility Avg. Interest Rate: 9.25% 5.64% Annual Int. Expense: $38.6MM $19.1MM (includes amortization of capitalized debt fees) * Pro forma adjusted to exclude impact of any refinancing activity completed during May 2005. ** Pro forma for effect of all refinancing activities completed in May and July 2005. $0 $100 $200 $300 $400 $500 $600 PF 6/30/05* Debt ($ in Millions) $200MM 9 5/8% Notes Due 2007 $175MM 9% Notes Due 2009 $163.5MM Availability Under Old Bank Revolver Entered New 5-Year Revolving Credit Facility Purchased or Redeemed Substantially all Existing Senior Notes ($375MM) Issued New 10-Year 6 1/8% Senior Notes $6.2MM Other LT Debt Pre-Refinance PF 6/30/05** New $200MM 6 1/8% Notes Due 2015 $116.7MM Outstanding Under New Bank Revolver $196.7MM Availability Under New Bank Revolver Post-Refinance Annual Interest Savings: $19.5 MM

Current Earnings Leverage* * This should not be considered an earnings estimate; refer to Forward-Looking Statements. 2Q'05 Annualized (Excluding Refiannce Charges) 2005 Improvements Volume Drivers Pricing Improvements Base Rate 1.64 1.64 1.64 1.64 Improvement 0.15 0.15 0.15 Growth 0.48 0.48 Pricing 0.76 $0.35 - $0.76 5% to 10% $0.30 - $0.48 DP&S: 20% - 30% TT&S: 5% - 10% ReedHycalog: 5% - 10% (40% Incremental Margins; 35% Tax Rate) $0.12 - $0.15 Full Year Debt Restructuring Debt Reduction Corion Acquisition Viper Introduction $1.64 Additional Upside: Phase 2 DP&S Manufacturing Review TT&S Manufacturing Review ReedHycalog Production Line Expansion / Growth Intelliserv

Summary Strong Market Share in Core Businesses Improving Through-Cycle Performance Enhanced Product Offerings Within Business Units Improved Balance Sheet Improving Margins Through Manufacturing and Operating Efficiencies Backlog at Peak Levels Record Operating Results with Significant Remaining Earnings Leverage

Attachment A

Slide 4

Operating Summary

($ in Thousands)	Quarter Ended Q1 '00	Q2 '00	Q3 '00	Q4 '00	Q1 '01	Q2 '01	Q3 '01	Q4 '01	Q1 '02	Q2 '02	Q3 '02	Q4 '02
Operating Income (Loss) - SEC Filing:												
Drilling Products and Services Segment	$ (9,635)	$ (457)	$ 8,149	$ (5,260)	$ (11,297)	$ 20,887	$ 25,935	$ 34,022	$ 21,312	$ 17,871	$ 13,999	$ 10,836
Tubular Technology and Services Segment	5,870	9,089	9,132	4,430	10,873	13,638	15,209	6,054	2,670	4,437	2,530	2,076
Drill Bits Segment (ReedHycalog)	-	-	-	-	-	-	-	-	-	-	-	796
Other	709	(659)	542	(5,337)	(5,735)	(261)	(868)	165	(1,040)	(672)	90	(47)
Corporate	(4,870)	(5,138)	(5,188)	(6,113)	(19,097)	(5,609)	(5,765)	(5,096)	(4,469)	(9,228)	(6,049)	(3,784)
Total	$ (7,926)	$ 2,835	$ 12,635	$ (12,280)	$ (25,256)	$ 28,655	$ 34,511	$ 35,145	$ 18,473	$ 12,408	$ 10,570	$ 9,877
Charges & Including Goodwill Amort.:												
Drilling Products and Services Segment	$ -	$ -	$ -	$ 16,651	$ 22,216	$ -	$ 1,775	$ -	$ -	$ 2,360	$ -	$ -
Tubular Technology and Services Segment	-	-	-	3,187	2,678	-	-	-	-	220	-	-
Drill Bits Segment (ReedHycalog)	-	-	-	-	-	-	-	-	-	-	-	-
Other	-	-	-	2,287	3,967	-	-	-	-	-	-	-
Corporate	-	-	-	-	14,165	-	-	-	-	4,465	-	-
Total	$ -	$ -	$ -	$ 22,125	$ 43,026	$ -	$ 1,775	$ -	$ -	$ 7,045	$ -	$ -
Depreciation & Amortization												
Drilling Products and Services Segment	$ 3,563	$ 2,919	$ 2,976	$ 3,101	$ 3,810	$ 3,786	$ 3,774	$ 3,873	$ 3,028	$ 3,108	$ 3,027	$ 3,089
Tubular Technology and Services Segment	3,800	3,854	3,966	4,150	4,176	4,051	4,336	4,349	3,866	4,075	4,206	4,402
Drill Bits Segment (ReedHycalog)	-	-	-	-	-	-	-	-	-	-	-	249
Other	530	745	722	1,085	1,198	1,084	969	581	438	325	209	184
Corporate	95	107	116	113	139	150	90	87	173	219	250	299
Total	$ 7,988	$ 7,625	$ 7,780	$ 8,449	$ 9,323	$ 9,071	$ 9,169	$ 8,890	$ 7,505	$ 7,727	$ 7,692	$ 8,223
EBITDA, Excluding Charges, Excluding Other:												
Drilling Products and Services Segment	$ (6,072)	$ 2,462	$ 11,125	$ 14,492	$ 14,729	$ 24,673	$ 31,484	$ 37,895	$ 24,340	$ 23,339	$ 17,026	$ 13,925
Tubular Technology and Services Segment	9,670	12,943	13,098	11,767	17,727	17,689	19,545	10,403	6,536	8,732	6,736	6,478
Drill Bits Segment (ReedHycalog)	-	-	-	-	-	-	-	-	-	-	-	1,045
Corporate	(4,775)	(5,031)	(5,072)	(6,000)	(4,793)	(5,459)	(5,675)	(5,009)	(4,296)	(4,544)	(5,799)	(3,485)
Total	$ (1,177)	$ 10,374	$ 19,151	$ 20,259	$ 27,663	$ 36,903	$ 45,354	$ 43,289	$ 26,580	$ 27,527	$ 17,963	$ 17,963

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GRANTPRIDECO

Attachment A (continued)

Slide 4

Operating Summary

($ in Thousands)	Quarter Ended									
	Q1 '03	Q2 '03	Q3 '03	Q4 '03	Q1 '04	Q2 '04	Q3 '04	Q4 '04	Q1 '05	Q2 '05
Operating Income (Loss) - SEC Filing:										
Drilling Products and Services Segment	$ 7,995	$ 6,718	$ 15,046	$ (10,983)	$ 8,580	$ 19,326	$ 23,205	$ 39,398	$ 36,261	$ 43,070
Tubular Technology and Services Segment	3,255	1,269	1,702	2,247	685	2,298	8,229	9,672	15,261	19,225
Drill Bits Segment (ReedHycalog)	9,952	13,166	13,425	21,900	19,285	16,686	15,731	18,840	21,622	20,568
Other	(545)	(6,776)	(1,714)	(7,719)	(1,179)	(528)	(287)	(123)	(110)	(110)
Corporate	(4,290)	(4,473)	(5,961)	(8,078)	(6,460)	(7,515)	(12,420)	(11,751)	(10,843)	(11,480)
Total	**$ 16,367**	**$ 9,904**	**$ 22,498**	**$ (2,633)**	**$ 20,911**	**$ 30,267**	**$ 34,458**	**$ 56,036**	**$ 62,191**	**$ 71,273**
Charges & Including Goodwill Amort.:										
Drilling Products and Services Segment	$ -	$ -	$ -	$ 24,924	$ 1,816	$ 209	$ 26	$ -	$ -	$ -
Tubular Technology and Services Segment	-	425	-	-	918	2,289	-	-	-	-
Drill Bits Segment (ReedHycalog)	-	-	-	-	-	-	-	-	-	-
Other	-	6,000	-	6,396	-	-	-	-	-	-
Corporate	-	78	-	-	-	-	3,777	-	-	-
Total	**$ -**	**$ 6,503**	**$ -**	**$ 31,320**	**$ 2,734**	**$ 2,498**	**$ 3,803**	**$ -**	**$ -**	**$ -**
Depreciation & Amortization										
Drilling Products and Services Segment	$ 3,533	$ 3,511	$ 3,742	$ 4,126	$ 3,626	$ 4,256	$ 3,512	$ 3,843	$ 3,692	$ 3,512
Tubular Technology and Services Segment	3,870	3,545	3,657	3,696	3,044	3,235	3,093	3,379	3,017	2,895
Drill Bits Segment (ReedHycalog)	2,592	2,718	2,689	3,192	3,013	3,047	2,614	3,447	3,640	3,761
Other	631	956	890	879	100	48	29	18	18	18
Corporate	300	416	512	577	656	736	769	755	751	902
Total	**$ 10,926**	**$ 11,146**	**$ 11,490**	**$ 12,470**	**$ 10,439**	**$ 11,322**	**$ 10,017**	**$ 11,442**	**$ 11,118**	**$ 11,088**
EBITDA (Excluding Charges) - excludes Other:										
Drilling Products and Services Segment	$ 11,528	$ 10,229	$ 18,788	$ 18,067	$ 14,022	$ 23,791	$ 26,743	$ 43,241	$ 39,953	$ 46,582
Tubular Technology and Services Segment	7,125	5,239	5,359	5,943	4,647	7,822	11,322	13,051	18,278	22,120
Drill Bits Segment (ReedHycalog)	12,544	15,884	16,114	25,092	22,298	19,733	18,345	22,287	25,262	24,329
Corporate	(3,990)	(3,979)	(5,449)	(7,501)	(5,804)	(6,779)	(7,874)	(10,996)	(10,092)	(10,578)
Total	**$ 27,207**	**$ 27,373**	**$ 34,812**	**$ 41,601**	**$ 35,163**	**$ 44,567**	**$ 48,536**	**$ 67,583**	**$ 73,401**	**$ 82,453**

27

Attachment A (continued) Slide 21 Year-Over-Year Comparison Quarterly Operating Results Consolidated Results 2Q'04 2Q'05 % Change Worldwide Rig Count 2,203 2,493 13% Qtrly Revenue 224,666 $ 316,947 $ Qtrly Operating Income (Including Charges) 30,267 $ 71,273 $ Fixed Asset Write-down 209 $ - $ Severance 2,289 - Special Charges 2,498 $ - $ Qtrly Operating Income (Excluding Charges) 32,765 $ 71,273 $ 118% Qtrly Operating Margin 14.6% 22.5% Diluted EPS (SEC) 0.02 $ 0.20 $ Special Charges 0.08 $ 0.21 (a) Diluted EPS (Excluding Special Charges) 0.10 $ 0.41 $ 323% (a) Excludes $35.4 million (pre-tax) in charges associated with refinancing activities, which included entering into a new $350 million senior bank credit facility and early redemption of $200 million of existing 9 5/8% Senior Notes. Included in the refinancing charges is a $$25.4 million make-whole premium, $4.8 million write-off of capitalized debt fees, and $5.2 million settlement of Treasury rate locks.